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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                FORM 8-K/A NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 23, 1999
                Date of Report (Date of earliest event reported)


                                    TOO, INC.
             (Exact name of registrant as specified in its charter)


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          DELAWARE                     1-14987                   31-1333930
(State of other jurisdiction         (Commission                (IRS employer
      of incorporation)               file no.)              identification no.)



                3885 MORSE ROAD
                  COLUMBUS, OH                          43219
    (Address of principal executive offices)          (Zip code)


                                 (614) 479-3500
                         (Registrant's telephone number,
                              including area code)
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ITEM 5.  OTHER EVENTS.

         On August 23, 1999, Too, Inc. (formerly named "Limited Too, Inc.") and The Limited, Inc. ("The Limited") jointly announced the completion of the spin-off of 100% of the common stock of Too, Inc. to shareholders of record of the common stock of The Limited as of August 11, 1999, the record date for the spin-off.

         The spin-off was effected through a distribution of one share of Too, Inc.'s common stock for every seven shares of The Limited's common stock held at the close of business on August 11, 1999, the record date for the spin-off.

         The press release-issued on August 23, 1999 is attached as Exhibit 99.1 to this document and incorporated into this document by reference. The press release announced the completion of the spin-off.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  EXHIBIT
                  NO.                         DESCRIPTION
                  ---                         -----------

         **       2.1      Distribution Agreement dated as of August 23, 1999
                           between The Limited, Inc. and Too, Inc.

         **       3.1      Amended and Restated Certificate of Incorporation of
                           Too, Inc.

         **       3.2      Amended and restated Bylaws of Too, Inc.

         **       4.1      Specimen certificate of common stock of Too, Inc.

         **       10.2     Store Leases Agreement dated as of August 23, 1999 by
                           and among The Limited Stores, Inc., Victoria's Secret
                           Stores, Inc., Lerner New York, Inc., Express, LLC,
                           Structure, Inc., The Limited, Inc. and Too, Inc.

         **       10.3     Trademark and Service Mark Licensing Agreement dated
                           as of August 23, 1999 between Limco, Inc. and LimToo,
                           Inc.

         **       10.4     Services Agreement dated as of August 23, 1999 by and
                           between Too, Inc. and The Limited, Inc.

         **       10.5     Tax Separation Agreement dated as of August 23, 1999
                           between The Limited, Inc., on behalf of itself and the members of The Limited Group, and Too, Inc., on behalf of itself and the members of the Too Group

         **       10.7     Amendment to Building Lease Agreement between
                           Distribution Land Corp. and Too, Inc., amending the
                           Building Lease Agreement dated July 1, 1995 between
                           Distribution Land Corp. and Limited Too, Inc. (the predecessor company to Too, Inc.)

         *        10.8     Too, Inc. 1999 Incentive Compensation Performance
                           Plan.

         **       10.9     Too, Inc. 1999 Stock Option and Performance Incentive
                           Plan.

         **       10.10    Too, Inc. 1999 Stock Plan for Non-Associate
                           Directors.

         **       10.11    Employment Agreement with Michael W. Rayden dated
                           August 24, 1999.

         **       99.1     Press release dated August 23, 1999.

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*        Filed with this Form 8-K/A No. 1.
**       Previously filed on Form 8-K.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    TOO, INC.



                                    By: /s/ Kent A. Kleeberger
                                       -----------------------------------------
                                    Name: Kent A. Kleeberger
                                    Title: Vice President, Chief Financial
                                           Officer and Secretary

Dated: March 7, 2000

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                                    EXHIBITS

                  EXHIBIT
                  NO.                       DESCRIPTION
                  ---                       -----------

         **       2.1      Distribution Agreement dated as of August 23, 1999
                           between The Limited, Inc. and Too, Inc.

         **       3.1      Amended and Restated Certificate of Incorporation of
                           Too, Inc.

         **       3.2      Amended and restated Bylaws of Too, Inc.

         **       4.1      Specimen certificate of common stock of Too, Inc.

         **       10.2     Store Leases Agreement dated as of August 23, 1999 by
                           and among The Limited Stores, Inc., Victoria's Secret
                           Stores, Inc., Lerner New York, Inc., Express, LLC,
                           Structure, Inc., The Limited, Inc. and Too, Inc.

         **       10.3     Trademark and Service Mark Licensing Agreement dated
                           as of August 23, 1999 between Limco, Inc. and LimToo,
                           Inc.

         **       10.4     Services Agreement dated as of August 23, 1999 by and
                           between Too, Inc. and The Limited, Inc.

         **       10.5     Tax Separation Agreement dated as of August 23, 1999
                           between The Limited, Inc., on behalf of itself and the members of The Limited Group, and Too, Inc., on behalf of itself and the members of the Too Group.

         **       10.7     Amendment to Building Lease Agreement between
                           Distribution Land Corp. and Too, Inc., amending the
                           Building Lease Agreement dated July 1, 1995 between
                           Distribution Land Corp. and Limited Too, Inc. (the predecessor company to Too, Inc.)

         *        10.8     Too, Inc. 1999 Incentive Compensation Performance
                           Plan.

         **       10.9     Too, Inc. 1999 Stock Option and Performance Incentive
                           Plan.

         **       10.10    Too, Inc. 1999 Stock Plan for Non-Associate
                           Directors.

         **       10.11    Employment Agreement with Michael W. Rayden dated
                           August 24, 1999.

         **       99.1     Press release dated August 23, 1999.

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*        Filed with this Form 8-K/A No. 1.
**       Previously filed on Form 8-K.